Statement of Additional Information Supplement	May 31, 2019
Putnam Short Duration Income Fund
Statement of Additional Information dated November 30, 2018

Effective June 1, 2019 (the “Effective Date”), Putnam Short Duration Income Fund will be renamed Putnam Ultra Short Duration Income Fund. On the Effective Date, all references in the fund’s Statement of Additional Information to “Putnam Short Duration Income Fund” will be replaced with “Putnam Ultra Short Duration Income Fund”.

SAI_746 - 5/19